Note 9 - Income Taxes (Details) - Deferred Tax Assets (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Jun. 30, 2012
Deferred Tax Assets [Abstract]
Net operating loss carry-forwards	$ 51,005	$ 45,884
Research credits	2,868	2,236
Capitalized research and development expenses		27
Fixed asset depreciation	(71)	110
Stock compensation	936	469
Deferred revenue	806	305
Other	617	303
Total deferred tax assets	56,161	49,334
Valuation allowance	(56,161)	(49,334)
Net deferred tax assets	$ 0	$ 0